WORLD SELECTION INDEX FUND

SUMMARY PROSPECTUS AND PROSPECTUS SUPPLEMENT

NORTHERN FUNDS
WORLD SELECTION INDEX FUND (F/K/A GLOBAL SUSTAINABILITY INDEX FUND)
(THE “FUND”)
SUPPLEMENT DATED JUNE 2, 2025 TO THE FUND’S SUMMARY PROSPECTUS AND PROSPECTUS DATED JULY 31, 2024, AS SUPPLEMENTED
Effective June 2, 2025, the Fund’s underlying index, the MSCI World Selection Index, will implement certain changes to its methodology. Accordingly, effective June 2, 2025, the second through the fourth paragraphs in the section “FUND SUMMARIES – Principal Investment Strategies” are deleted and replaced with the following:
The Index is a free float-adjusted market capitalization weighted index designed to represent the performance of companies selected from the MSCI World Index based on environmental, social and governance (ESG) criteria, as determined by the index provider. The Index is a member of the MSCI Selection Indexes and is constructed by aggregating the following regional indexes: MSCI Pacific Selection Index, MSCI Europe & Middle East Selection Index, MSCI Canada Selection Index and MSCI USA Selection Index. The Index’s parent index is the MSCI World Index, which consists of large and mid‑cap companies in 23 Developed Markets Countries, as determined by the index provider. As of April 30, 2025, the Index was comprised of 673 constituents with market capitalizations ranging from $2.53 billion to $2.65 trillion.
Constituent selection for the Index is based on data from MSCI ESG Research LLC. The Index is rebalanced quarterly. The Fund generally rebalances its portfolio in accordance with the Index.

The Index targets sector weights consistent with those of its parent index. The Index methodology aims to include securities of companies with the highest ESG ratings representing 50% of the market capitalization in each sector of its parent index. For companies that are not existing constituents of the Index, companies identified by the index provider as having an MSCI ESG Rating of ‘BB’ or above and an MSCI ESG Controversies Score of 3 or above are eligible for inclusion in the Index. MSCI ESG Ratings aim to measure a company’s management of environmental, social, and governance risks and opportunities relative to industry peers. MSCI ESG Controversies Scores assess controversies concerning the potential negative environmental, social, and/or governance impact of a company’s operations, products, and services. MSCI ESG Controversies Scores are on a scale from 0 to 10, with 0 being the most severe controversy rating. Current constituents of the Index must have an MSCI ESG Rating of ‘BB’ or above and an MSCI ESG Controversies Score of 1 or above to remain eligible for inclusion in the Index. In addition, companies involved in certain business activities that meet business involvement criteria as prescribed per the index methodology are excluded from the Index, including (but not limited to) controversial weapons, nuclear weapons, civilian firearms, tobacco-related products, production of alcohol-related products, production of conventional weapons and components, ownership of operation of gambling-related business activities, ownership or operation of nuclear power plants, thermal coal mining and unconventional oil and gas extraction, thermal coal-based power generation, production of palm oil, and artic oil and gas production. Such exclusions are based on percentage of revenue thresholds for certain categories (ranging from 5‑15% or more of revenue from a specified activity) and categorical exclusions for others (e.g., controversial weapons). The selection universe for the MSCI Selection Indexes is the constituents of the MSCI Global Investable Market Indexes.

Please retain this supplement with your Summary Prospectus and Prospectus for future reference.

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NORTHERN FUNDS PROSPECTUS